Exhibit 10.20

DocuSign Envelope ID: C47CD194-FFA0-4E72-AB44-3F0AA140ABCB

APPLICATION AND AGREEMENT FOR IRREVOCABLE LETTER OF CREDIT

Amount of Credit	Issue Date	Expiration Date	Loan Number	Letter of Credit Number	Officer ID	Initials
$250,000.00	10-01-2021	10-01-2022	19014000103	190140001033	F24	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Tradition Transportation Group, Inc.; Freedom Freight Solutions, LLC; Tradition Leasing Systems L.L.C.; Tradition Transportation Company L.L.C.; and Tradition Logistics L.L.C.
300 Growth Parkway Suite A
Angola, IN 46703

Lender: First Financial Bank NA
Indianapolis LPO-Commercial
12411 N Pennsylvania Ave
Suite 210
Carmel, IN 46032
(812) 238-6000

Beneficiary: Carolina Casualty Insurance Company
Finance Department
5011 Gate Parkway
Building 200, Suite 200
Jacksonville, FL 32256

APPLICATION FOR LETTER OF CREDIT. Borrower hereby requests Lender indicated above to issue a Letter of Credit substantially in the form attached hereto and incorporated herein by this reference. In issuing the Letter of Credit, Borrower expressly authorizes Lender to make such changes from the terms set forth in this Agreement as the Lender in Lender's sole discretion may deem advisable provided that no such change shall vary the material terms hereof.

INSPECTION OF DRAFTS AND ACCOMPANYING DOCUMENTS. Borrower authorizes Lender to accept, honor, or pay (as applicable) against any draft or other document which on its face appears otherwise in order and is signed, issued, or presented by any party or under the name of any party a) purporting to act with authority (actual or apparent) on behalf of the Beneficiary in whose name the Letter of Credit requires that any draft or document must be drawn, issued, or presented; b) purporting to claim through such Beneficiary; or c) posing as such Beneficiary. Borrower agrees to reimburse Lender any and all amounts which Lender pays under the Letter of Credit notwithstanding any legal or factual insufficiency or infirmity in such party's conduct or documents under clauses a), b), or c) in this paragraph.

REPAYMENT OF DRAFTS. Borrower shall immediately repay Lender upon demand, unless otherwise provided, in United States currency for any amounts paid by Lender under the Letter of Credit. Borrower's obligation to repay Lender for any such amounts paid under the Letter of Credit shall be absolute, unconditional, and irrevocable.

INTEREST. All fees and all other amounts payable under this Agreement shall bear interest from their due date or with respect to any draft presented under the Letter of Credit, from the date of payment of any draft at the interest rate and under the terms set forth in the Note executed in conjunction with this Agreement. The Note shall evidence the obligation of Borrower herein to repay Lender for any amounts paid under the Letter of Credit.

SECURITY INTEREST. To secure the payment and performance of Borrower's obligations and duties described in this Agreement and Related Documents, if any, Borrower grants Lender a security interest in: 1) all goods and documents that come into Borrower's actual or constructive possession, custody, control, or in which Borrower may acquire an interest in connection with the Letter of Credit; 2) all goods and documents that come into Lender's actual or constructive possession, custody or control, or that of any of Lender's correspondents in connection with the Letter of Credit; 3) all of Borrower's right, title and interest in Borrower's accounts, monies, instruments, savings, checking, share and other accounts (excluding IRA, Keogh, trust accounts and other accounts subject to tax penalties) that come into Lender's actual or constructive possession, custody or control. Borrower's obligations under this Agreement and Related Documents are also secured by the collateral described in any security instrument(s) executed in connection with this Agreement, and any collateral described in any other security instrument(s) securing this Agreement or all of Borrower's obligations to Lender.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Change in Ownership. Any change in the ownership interest of a business entity Borrower without Lender's prior written consent thereto.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

RIGHTS OF LENDER ON EVENT OF DEFAULT. If there is an Event of Default as set out in the Default paragraph of this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

a) to declare any unpaid amounts plus accrued interest under this Agreement and under the Note, if any, and all other present and future obligations of Borrower immediately due and payable in full, such acceleration shall be automatic and immediate if the Event of Default is a

DocuSign Envelope ID: C47CD194 - FFA0 - 4E72 - AB44 - 3F0AA140ABCB APPLICATION AND AGREEMENT FOR IRREVOCABLE LETTER OF CREDIT Loan No: 19014000103 (Continued) Page 2 filing under the Bankruptcy Code; b) to require Borrower to deposit with Lender the full amount of any additional monies capable of being drawn under the Irrevocable Letter of Credit; c) to collect the outstanding obligations of Borrower; d) to forthwith setoff and/or segregate without notice or demand, Borrower's obligations against any amounts due to Borrower including, but not limited to, monies, instruments, and deposit amounts maintained with Lender; e) to sell any goods or documents covered by any security interest granted above; and f) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order . Lender's remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right to set - off . The sale of secured goods or documents will be governed by the Uniform Commercial Code for the State of Indiana . If the sale does not pay for the whole amount due, Borrower will pay the shortage to Lender immediately . If the sale results in more than the amount due, Lender will pay the surplus to Borrower or those who have a right to it . If the value of the secured goods declines, Borrower will deliver to Lender on Lender"s demand additional collateral that is acceptable to Lender . INSURANCE . If applicable, Borrower, or a third party, will obtain insurance on all goods described in the Letter of Credit . The insurance will cover fire and other usual risks, and any additional risks Lender may request . Borrower authorizes Lender to collect the proceeds of insurance and apply it against any of Borrower's obligations to Lender . ASSIGNMENT . Borrower shall not be entitled to assign any of Lender"s rights, remedies, or obligations described in this Agreement without the prior written consent of Lender which may be withheld by Lender in Lender's sole discretion . Lender shall be entitled to assign some or all of Lender's rights and remedies described in this Agreement without notice to or the prior consent of Borrower in any manner . The obligations under this Agreement shall bind the heirs, executors, administrators, successors and assigns of Borrower, and all rights, benefits and privileges hereby conferred on Lender shall be and hereby are extended to and conferred upon and may be enforced by Lender's successors and assigns . RESPONSIBILITIES AND LIABILITIES . Neither Lender nor any of Lender's correspondents shall be responsible for, and Borrower's obligation to reimburse Lender shall not be affected by any change of circumstances or conditions or action of any person related to the Letter of Credit or this Agreement including without limitation : a) the validity, accuracy, sufficiency or genuineness of drafts, documents, certificates, statements or endorsements thereon, even if such drafts, documents, certificates, statements or endorsements thereon prove, in fact, to be in any respect invalid, insufficient, fraudulent or forged ; b) any breach of any agreement between Borrower and the Beneficiary of the Letter of Credit or any other party, even if Lender has received notice of same ; c) any failure of any draft to bear any reference or adequate reference to the Letter of Credit ; d) any act or omission by Lender in connection with the Letter of Credit or related drafts and documents if done in good faith ; e) any omissions, interruptions, errors, mis - deliveries or delays in the transmission or delivery of any documents, message or communication by mail, cable, telegram or other media in connection with the Letter of Credit ; f) any act, error, default, omission or failure in business of the Beneficiary, any correspondent or any other party, or any other act or omission beyond Lender's control ; g) any acceptance or payment of overdrafts or irregular drafts or extensions of time limits or other changes or variations in, the Letter of Credit if assented to, orally or in writing, by Borrower ; Borrower shall be conclusively deemed to have waived any right to object to such variation unless within three days of receipt of such irregular drafts or documents or notice of such variation, Borrower files written notice with Lender ; h) any delay by any party in giving, or failing to give notice of any default under any agreement involving Lender ; i) failure by Lender to perfect any interest in or exercise any right with respect to the collateral securing this Agreement or any other security, endorsement, or guarantee it may have for payment of Borrower's obligations ; and, j) any amendments to which Borrower has assented . LIMITED LIABILITY . Lender shall not be responsible to Borrower for, and Lender's right to reimbursement, indemnification, and other payments hereunder shall not be impaired by any act or omission for which an issuer of a letter of credit is relieved of responsibility under the 2007 Revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce, I CC Publication No . 600 (the "UCP") or other applicable law . In addition, Borrower acknowledges that It has reviewed and agreed to the proposed language of the Letter of Credit and that Lender shall not be responsible for the inclusion or absence of any terms or conditions in that document . Lender shall not be liable for any special, indirect, or consequential damages, unless there is clear and convincing evidence that such damages resulted from Lender's bad faith . INDEMNITY . Borrower agrees to defend and indemnify Lender (and Lender's directors, officers, employees, attorneys, and agents), on demand and to the fullest extent permitted by law, against each and every claim and liability (and the reasonable costs and legal fees relating thereto) which may arise under or In connection with this Agreement or the Letter of Credit, including, without limitation, actions commenced by the Beneficiary of the Letter of Credit for wrongful dishonor and actions commenced by Borrower to enjoin honor or attach the proceeds of honor . MISCELLANEOUS PROVISIONS . The following miscellaneous provisions are a part of this Agreement : Additional Assurances . Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Borrower"s obligations under the Letter of Credit . Amendments . This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement . No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment . Attorneys' Fees ; Expenses . Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement . Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement . Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post - judgment collection services . Borrower also shall pay all court costs and such additional fees as may be directed by the court . Caption Headings . Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement . Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Hamilton County, State of Indiana. Commercial Purposes. This Agreement is being executed for commercial, which includes agricultural, purposes. Financial Statements. Borrower agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

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DocuSign Envelope ID: C47CD194 - FFA0 - 4E72 - AB44 - 3FOM 140ABCB APPLICATION AND AGREEMENT FOR IRREVOCABLE LETTER OF CREDIT Loan No: 19014000103 (Continued) Page 3 Governing Law . This Agreement wlll begoverned by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Indiana without regard to its conflicts of law provisions, and except to the extent such laws are inconsistent with the 2007 Revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce, ICC Publication No . 600 . This Agreement has been accepted by Lender In the State of lndlana . Joint and Several Liability . All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower . This means that each Borrower signing below is responsible for all obligations in this Agreement . No Waiver by Lender . Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given In writing and signed by Lender . No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right . A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement . No prior waiver by Lender , nor any course of dealing between Lender and Borrower, shall constitute a waiver of any of Lender's rights or of any of Borrower's obligations as to any future transactions . Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender . Notices . Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement . Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address . For notice purposes , Borrower agrees to keep Lender informed at all times of Borrower's current address . Unless otherwise provided or required by law , if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers . Severabllity . If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceab l e as to any person or circumstance, that finding shall not make the offending provision illegal, invalid , or unenforceable as to any other person or circumstance . If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable . If the offending provision cannot be so modified, it shall be considered deleted from this Agreement . Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement . Subsidiaries and Affiliates of Borrower . To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall Include all of Borrower's subsidiaries and affiliates . Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Indebtedness or other financial accommodation to any of Borrower's subsidiaries or affiliates . Successors and Assigns . All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns . Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein , without the prior written consent of Lender . Time Is of the Essence . Time is of the essence in the performance of this Agreement . Waiver By Borrower. Borrower waives presentment, demand for payment, notice of dishonor and protest and further waives any right (if any) to require Lender to proceed against anyone else before proceeding against Borrower. Waive Jury. All parties to this Agreement hereby waive the right to any Jury trial In any action, proceeding, or counterclaim brought by any party against any other party. DEFINITIONS . The following capitalized words and terms shall have the following meanings when used in this Agreement . Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America . Words and terms used in the singular shall include the plural , and the plural shall include the singular, as the context may require . Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code . Accounting words and terms not otherwise defined in this Agreement shall nave the meanings assigned to them In accordance with generally accepted accounting pr i ncip l es as In effect on the date of this Agreement : Agreement . The word "Agreement" means this Application and Agreement for Irrevocable Letter of Credit, as this Application and Agreement for Irrevocable Letter of Credit may be amended or modified from time to time, together with all exhibits and schedules attached to this Application and Agreement for Irrevocable Letter of Credit from time to time . Beneficiary . The word "Beneficiary" means Carolina Casualty Insurance Company Finance Department, and Beneficiary's successors and assigns . Borrower . The word "Borrower" means Tradition Transportation Group, Inc .; Freedom Freight Solutions, LLC ; Tradition Leasing Systems L . L . C .; Tradition Transportation Company L . L . C .; and Tradition loglstics L . L . C . , and all other persons and entities signing the Agreement in whatever capacity . Event of Default The words "Event of Default'' mean any of the events of default set forth in this Agreement in the default section of this Agreement . Guarantor . The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedn e ss . Guaranty . The word "Guaranty'' means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note . Indebtedness . The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other Indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents . Lender . The word "Lender" means First Financial Bank NA, its successors and assigns . Letter of Credit . The words "letter of Credit" mean a letter of credit in the amount of $ 250 , 000 . 00 issued on 10 - 01 - 2021 , by Lender on behalf of Borrower and in favor of Beneficiary . Related Documents . The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness .

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DocuSign Envelope ID: C47CD194-FFA0-4E72-AB44-3F0AA140ABCB

APPLICATION AND AGREEMENT FOR IRREVOCABLE LETTER OF CREDIT

Loan No: 19014000103 **(Continued)** **Page 4**

AUTOMATIC RENEWAL. Borrower acknowledges and agrees, if applicable, that the Letter of Credit shall not expire on the Expiration Date but shall automatically renew upon the Expiration Date and shall be available indefinitely thereafter until Lender notifies Beneficiary in writing of its intent to cancel the Letter of Credit at least Ninety (90) days in advance of the effective date of cancellation.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS APPLICATION AND AGREEMENT FOR IRREVOCABLE LETTER OF CREDIT AND BORROWER AGREES TO ITS TERMS. THIS APPLICATION AND AGREEMENT FOR IRREVOCABLE LETTER OF CREDIT IS DATED OCTOBER 1, 2021.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS APPLICATION AND AGREEMENT FOR IRREVOCABLE LETTER OF CREDIT.

BORROWER:

TRADITION TRANSPORTATION GROUP, INC.

By: Timothy Edward Evans
Timothy Edward Evans, President and CEO of Tradition Transportation Group, Inc.

FREEDOM FREIGHT SOLUTIONS, LLC

By: James Lynn Evans
James Lynn Evans, Member/President of Freedom Freight Solutions, LLC

TRADITION LEASING SYSTEMS L.L.C.

By: Joseph J Montel
Joseph J Montel, Member/President of Tradition Leasing Systems L.L.C.

TRADITION TRANSPORTATION COMPANY L.L.C.

By: Timothy Edward Evans
Timothy Edward Evans, Member/President & CEO of Tradition Transportation Company L.L.C.

TRADITION LOGISTICS L.L.C.

By: James Lynn Evans
James Lynn Evans, Member/President of Tradition Logistics L.L.C.

LaserPro, Ver. 20.4.0.038 Copr. Finastra USA Corporation 1997, 2021. All Rights Reserved. - IN C:\CFI\LPL\C43APLOC.FC TR-99659 PR-19

DocuSign Envelope ID: C47CD194 - FFA0 - 4E72 - AB44 - 3FOAA140ABCB PROMISSORY NOTE Principal Loan Date Maturity Loan No $250 000.00 10 - 01 - 2021 10 - 01 - 2022 19014000103 Call /Coll 80 Account Officer Initials F24 References in the boxes above are for Lender's use only and do not limit the applicab i lity of this document to any particular loan or item. An item above containin "***" has been omitted due to text Jen th limitations. Tradition Transportation Group, Inc.; Freedom Freight Solutions, LLC; Tradition Leasing Systems L.L . C . ; Tradition Transportation Company L.L.C.; and Tradition Logistics LL.C. 300 Growth Parkway Suite A Angola, IN 46703 Borrower: Lender: First Financial Bank NA Indianapolis LPO - Commerclal 12411 N Pennsylvania Ave Suite 210 Carmel, IN 46032 (812) 238 - 6000 Principal Amount: $250,000.00 Date of Note: October 1, 2021 PROMISE TO PAY . Tradition Transportation Group, Inc .; Freedom Freight Solutions, LLC ; Tradition Leasing Systems LL . C . ; Tradition Transportation Company L . L . C .; and TradHlon Logis ti cs L . L . C . ("Borrower") Jointly and severally promise to pay to First Financial Bank NA ("Lender"), or order, In lawful money of the United States of America, the principal amount of Two Hundred Fifty Thousand & 00 / 100 Dollars ( $ 250 , 000 . 00 ), together with Interest on the unpa i d principal balance from October 1 , 2021 , calculated as described In the "INTEREST CALCULATION METHOD" paragraph using an Interest rate of 4 . 000 ƒ k, until paid In full . The Interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section . PAYMENT . Borrower wlll pay this loan In full Immediately upon Lender's demand . If no demand Is made, Borrower will pay this loan In one principal payment of $ 250 , 000 . 00 plus Interest on October 1 , 2022 . This payment due on October 1 , 2022 , will be for all principal and all accrued interest not yet paid . Unless otherwise agreed or required by applicable law, payments will be applied to your Account In any manner Lender may choose, In Lender's sole discretion . Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate In writing . AUTOMATIC RENEWAL . This Note will continue to be a binding obligation of the Borrower until paid in full, to the extent the Letter of Credit for which this Note is made, is drawn together with all interest, fees and other amounts due and owing Lender . Borrower acknowledges and agrees , if applicable, that the Letter of Credit shall automatically renew upon the Expiration Date and shall be available indefinitely thereafter until Lender notifies Beneficiary In writing of its intent to cancel the Letter of Credit at least Ninety (90) days in advance of the effective date of cancellation . INTEREST CALCULATION METHOD . Interest on this Note Is computed on a 36 !VJ 60 basis ; that is, by applying the ratio of the Interest rate over a year of 360 days, multiplied by the outstanding principal balance, multipl i ed by the actual number of days the principal balance Is outstanding (but not Including February 29 In leap years) . All interest payable under this Note Is computed using this method . PREPAYMENT . Borrower may pay without penalty all or a portion of the amount owed earlier than it is due . Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule . Rather, early payments will reduce the principal balance due . Borrower agrees not to send Lender payments marked "paid in full ", "without recourse", or similar language . If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender . All written communications concerning disputed amounts, Including any check or other payment Instrument that Indicates that the payment constitutes "payment In full" of the amount owed or that Is tendered with other condttlons or limitations or as full satisfaction of a disputed amount must be malled or delivered to : First Financial Bank NA , Indianapolis LPO - Commerclal, 12411 N Pennsylvania Ave, Suite 210 , Carmel, IN 46032 . LATE CHARGE . If a payment is 15 days or more late, Borrower will be charged 5 . 000 % of the regularly scheduled payment or $ 50 . 00 , whichever Is greater . INTEREST AFTER DEFAULT . Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by 3 . 000 percentage points . However, in no event will theinterest rate exceed the maximum interest rate limitations under applicable law . DEFAULT . Each of the following shall constitute an event of default ("Event of Default") under this Note : Paymont Dllfllult . Borrower fails to make any payment when due under this Note . Other Defaults . Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or i n any of the related documents or to comply with or to perform any term , obligation, covenant or condition contained in any other agreement between Lender and Borrower . False Statements . Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter . Insolvency . The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower . Cred i tor or Forfeiture Proceedings . Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, se lf - h e lp , repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan . This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender . However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity o r reasonableness of the claim which is the basis of the creditor or forfetture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute . Events Affecting Guarantor . Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note . Change In Ownership . Any change in ownership of twenty - five percent ( 25% ) or more of the common stock of Borrower . Adverse Change . A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired . LENDER'S RIGHTS . Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount . Under all circumstances, the Indebtedness will be repaid without relief from any

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DocuSign Envelope ID: C47CD194 - FFA0 - 4E72 - AB44 - 3FOAA140ABCB Loan No: 19014000103 PROMISSORY NOTE (Continued) Page 2 Indiana or other valuation and appraisement laws . ATTORNEYS' FEES ; EXPENSES . Lender may hire or pay someone else to help collect this Note if Borrower does not pay . Borrower will pay Lender that amount . This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including without limitation all attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals . If not prohibited by applicable law , Borrower also will pay any court costs, in addition to all other sums provided by law . JURY WAIVER . Lender and Borrower hereby waive the right to any tury trial In any action, proceeding, or counterclaim brought by either Lender or Borrower against the other . GOVERNING LAW . This Note wlll be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Indiana without regard to its conflicts of law provisions . Thia Note has been accepted by Lender In the State of Indiana . CHOICE OF VENUE . If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Hamilton County, State of Indiana . DISHONORED ITEM FEE . Borrower will pay a fee to Lender of $ 20 . 00 if Borrower makes a payment on Borrower"s loan and the check or preauthorized charge with which Borrower pays is later dishonored . RIGHT OF SETOFF . To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account) . This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future . However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law . Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts . COLLATERAL . Borrower acknowledges this Note is secured by A) All Accounts described in a Commercial Security Agreement dated 3/1/2021, executed by Tradition Transportation Group, Inc. 8) All Accounts described in a Commercial Security Agreement dated 3/1/2021, executed by Freedom Freight Solutions, LLC. C) All Accounts described in a Commercial Security Agreement dated 3/1/2021, executed by Tradition Leasing Systems L.L.C. D) All Accounts described in a Commercial Security Agreement dated 3/1/2021, executed by Tradition Transportation Company L.L.C. E) All Accounts described in a Commercial Security Agreement dated 3/1/2021, executed by Tradition Logistics L.L.C. SUCCESSOR INTERESTS . The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns . GENERAL PROVISIONS . This Note is payable on demand . The inclusion of specific default provisions or rights of Lende r shall not preclude Lender's right to declare payment of this Note on its demand . If any part of this Note cannot be enforced, this fact will not affect the rest of the Note . Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them . Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit ; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness ; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral ; (d) apply such security and direct the order or manner of sale thereof, Including without limitation, any non - judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine ; (e) release, s ubstitute, agree not to sue, or dea l w i th any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or i n any manner Lender may choose ; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower . Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor . Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability . All such parties agree that Lende r may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral ; or impair, fail to realize upon or perfect Lender's security Interest In the collateral ; and tal<e any other action deemed necessary by Lender without the consent or or notice to anyone . All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made . The obligations under this Note are joint and several .

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DocuSign Envelope ID: C47CD194-FFA0-4E72-AB44-3F0AA140ABCB

Loan No: 19014000103 **PROMISSORY NOTE (Continued)** **Page 3**

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. EACH BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

TRADITION TRANSPORTATION GROUP, INC.

DocuSigned by:

By: Timothy Edward Evans

F4F60A1DCD8B464

Timothy Edward Evans, President and CEO of Tradition Transportation Group, Inc.

FREEDOM FREIGHT SOLUTIONS, LLC

DocuSigned by:

By: James Lynn Evans

James Lynn Evans, Member/President of Freedom Freight Solutions, LLC

TRADITION LEASING SYSTEMS L.L.C.

DocuSigned by:

By: Joseph J Montel

Joseph J Montel, Member/President of Tradition Leasing Systems L.L.C.

TRADITION TRANSPORTATION COMPANY L.L.C.

DocuSigned by:

By: Timothy Edward Evans

F4F60A1DCD8B464

Timothy Edward Evans, Member/President & CEO of Tradition Transportation Company L.L.C.

TRADITION LOGISTICS L.L.C.

DocuSigned by:

By: James Lynn Evans

James Lynn Evans, Member/President of Tradition Logistics L.L.C.

LaserPro, Ver. 20.4.0.038 Copr. Finastra USA Corporation 1997, 2021. All Rights Reserved. - IN C:\CFN\LPL\D20.FC TR-99659 PR-19

DocuSign Envelope ID: C47CD194 - FFA0 - 4E72 - AB44 - 3F0AA140ABCB COMMERCIAL GUARANTY Tradition Transportation Group, Inc.; Freedom Freight Solutions, LLC; Tradition Leasing Systems L.L.C.; Tradition Transportation Company L.LC.; and Tradition Logistics L.L.C. 300 Growth Parkway Suite A Angola, IN 46703 Bulwark Capital, LL.C. PO Box 3970 Carmel, IN 46082 Borrower: Lender: Guarantor: First Financial Bank NA Indianapolis LPO - Commerclal 12411 N Pennsylvania Ave Suite 210 Carmel, IN 46032 (812) 238 - 6000 CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE . For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower, or any one or more of them, to Lender, and the performance and discharge of all Borrower's obligations under the Note and the Related Documents . This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender's remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness . Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same - day funds, without set - off or deduction or counterclaim, and will otherwise perform Borrower's obligations under the Note and Related Documents . Under this Guaranty, Guarantor's liability is unlimited and Guarantor's obligations are continuing . INDEBTEDNESS . The word "Indebtedness" as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys' fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will oweLender . "Indebtedness" includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, or any one or more of them, and any present or future judgments against Borrower, or any one or more of them, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether : voluntarily or involuntarily incurred ; due or to become due by their terms or acceleration ; absolute or contingent ; liquidated or unliquidated ; determined or undetermined ; direct or indirect ; primary or secondary in nature or arising from a guaranty or surety ; secured or unsecured ; joint or several or joint and several ; evidenced by a negotiable or non - negotiable instrument or writing ; originated by lender or another or others ; barred or unenforceable against Borrower for any reason whatsoever ; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise) ; and originated then reduced or extinguished and then afterwards increased or reinstated . If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative . This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties . Guarantor's liability will be Guarantor's aggregate liability under the terms of this Guaranty and any such other unterminated guaranties . CONTINUING GUARANTY . THIS IS A "CONTINUING GUARANTY" UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER, OR ANY ONE OR MORE OF THEM, TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS . ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR'S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME . DURATION OF GUARANTY . This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full . If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing . Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing . Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor"s written revocation . For this purpose and without limitation, the term "new Indebtedness" does not include the Indebtedness which at the time of notice of revocation is contingent, unllquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due . For this purpose and without limitation, "new Indebtedness" does not include all or part of the Indebtedness that is : incurred by Borrower prior to revocation ; incurred under a commitment that became binding before revocation ; any renewals, extensions, substitutions, and modifications of the Indebtedness . This Guaranty shall bind Guarantor's estate as to the Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death . Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect . Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty . A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty . It Is anticipated that fluctuations may occur In the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor apecHlcally acknowledges and agrees that reductions In the amount of the Indebtedness, even to zero dollars ( $ 0 . 00 ), shall not constitute a termination of this Guaranty . This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ( $ 0 . 00 ) . GUARANTOR'S AUTHORIZATION TO LENDER . Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liablllty under this Guaranty, from time to time : (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower ; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness ; extensions may be repeated and may be for longer than the original loan term ; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral ; (D) to release, substitute, agree not to sue, or deal with anyone or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose ; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness ; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine ; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness ; and (H) to assign or transfer this Guaranty In whole or in part . GUARANTOR'S REPRESENTATIONS AND WARRANTIES . Guarantor represents and warrants to lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty ; (B) this Guaranty is

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DocuSign Envelope ID: C47CD194 - FFA0 - 4E72 - AB44 - 3F0AA140ABCB Loan No: 19014000103 COMMERCIAL GUARANTY (Continued) Page 2 executed at Borrower's request and not at the request of Lender ; (C) Guarantor has full power, right and authority to enter into this Guaranty ; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guaranto r and do not result in a violation of any law, regulation, court decree or order appl i cable to Guarantor ; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein ; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be prov i ded to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided ; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition ; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened ; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower ; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financ i al condition . Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower . GUARANTOR'S FINANCIAL STATEMENTS . Guarantor agrees to furnish Lender with thefollowing : Tax Returns . As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Guarantor's Federal and other governmental tax returns, prepared by a tax professional satisfactory to Lender . All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct . GUARANTOR'S WAIVERS . Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower ; (B) to make any presentment, protest , demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or add i tional loans or obligations ; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor ; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person ; (E) to g iv e notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code ; (F) to pursue any other remedy within Lender's power ; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever . Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any "one action" or "anti - deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale ; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any l oss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness ; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness ; (D) any right to claim d i scharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness ; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations ; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness . If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty . In add it ion to the waivers set forth above, Guarantor expressly waives, to the extent permitted by Indiana law , all relief under any Indiana or other valuation and appraisement laws . Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both . GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS . Guarantor warrants and agrees that each of the waivers set forth above i s made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law . If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy . RIGHT OF SETOFF . To the extent permitted by applicable law, Lender reserves a right of setoff in all Guarantor's accounts with Lender (whether checking, savings, or some other account) . This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future . However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law . Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default , and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty . SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR . Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent . Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower . In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness . Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee i n bankruptcy of Borrower ; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment i n legal tender of the Indebtedness . If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender . Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty . MISCELLANEOUS PROVISIONS . The following miscellaneous provisions are a part of this Guaranty : Amendments . This Guaranty , together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty . No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment .

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DocuSign Envelope ID: C47CD194 - FFA0 - 4E72 - AB44 - 3F0AA140ABCB Loan No: 19014000103 COMMERCIAL GUARANTY (Continued) Page 3 Attorneys' Fees ; Expenses . Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty . Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement . Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post - judgment collection services . Guarantor also shall pay all court costs and such additional fees as may be directed by the court . Caption Headings . Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty . Governing Law . This Guaranty wlll be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Indiana without regard to Its conflicts of law provisions . Choice of Venue . If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Hamilton County, State of Indiana . Integration . Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty ; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty ; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty . Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph . Interpretation . In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used In the plural where the context and construction so require ; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them . The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them . If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced . Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable . If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty. Notices . Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty . All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY . " Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address . For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address . Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors . No Waiver by Lender . Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender . No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right . A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty . No prior waiver by Lender, nor any course of dea l i ng between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions . Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender . Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer or Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns. Waive Jury. Lender and Guarantor hereby waive the right to any jury trial In any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. DEFINITIONS . The following capitalized words and terms shall have the following meanings when used in this Guaranty . Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America . Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require . Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code : Borrower . The word "Borrower" means Tradition Transportation Group, Inc .; Freedom Freight Solutions, LLC ; Tradition Leasing Systems L . L . C .; Tradition Transportation Company L . L . C .; and Tradition Logistics L . L . C . and includes all co - signers and co - makers signing the Note and all their successors and assigns . GAAP . The word "GAAP" means generally accepted accounting principles . Guarantor . The word "Guarantor'' means everyone signing this Guaranty, including without limitation BulWark Capital, L . L . C . , and in each case, any signer's successors and assigns . Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender. Indebtedness. The word "indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty. Lender. The word "Lender" means First Financial Bank NA, its successors and assigns. Note . The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements . Related Documents . The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness .

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DocuSign Envelope ID: C47CD194 - FFA0 - 4E72 - AB44 - 3F0AA140ABCB Loan No: 19014000103 COMMERCIAL GUARANTY (Continued) Page 4 EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS . IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY" . NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE . THIS GUARANTY IS DATED OCTOBER 1 , 2021 . GUARANTOR: l.aelrPff:I, Vet . 20.4 - 0.o38 Copr. flnutra USA Colpcntion 1997. 2021. Al " - NMld · - IN C 'IE20.FC 'ffl.Q9851 PA - 11i l

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